WASATCH FUNDS, INC.

                      Supplement dated November 1, 2002
                   to the Prospectus dated January 31, 2002

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2002 and supersedes the supplement dated July 16, 2002. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at WWW.WASATCHFUNDS.COM or calling us at 1.800.551.1700.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Ultra Growth Fund" on pages 4 and 20:

STATUS: Open


In the Prospectus, the following information is to be inserted under the heading "Wasatch Core Growth Fund" on pages 10 and 24:

STATUS: The Wasatch Core Growth Fund is closed to new investors. The Fund reopened to existing Core Growth Fund shareholders on July 17, 2002.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Small Cap Value Fund" on pages 12 and 25:

STATUS: Effective November 13, 2002, the Wasatch Small Cap Value Fund will reopen to new investors. The Fund reopened to existing Small Cap Value Fund shareholders on July 17, 2002.


In the Prospectus, the following information is to be inserted under the heading "Wasatch Micro Cap Fund" on pages 14 and 26:

STATUS: The Micro Cap Fund is closed to new investors. The Fund reopened to existing Micro Cap Fund shareholders on July 17, 2002.


In the Prospectus, the following information replaces the section with the heading "Open or Closed Status of Funds as of January 31, 2002" on page 45:

OPEN OR CLOSED STATUS OF FUNDS AS OF NOVEMBER 13, 2002

  The Advisor may open or close a Fund to maintain its assets at a level we believe will be optimal for the Fund as we strive to achieve its investment objective. To find out the current open or closed status of a Fund, please call a Shareholder Services Representative at 1.800.551.1700 or visit our web site at WWW.WASATCHFUNDS.COM.

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o The Ultra Growth, Global Science & Technology, Small Cap Value and U.S.
  Treasury Funds are open to existing shareholders and new investors.

o The Small Cap Growth, Core Growth and Micro Cap Funds are closed to new investors. These Funds are open to existing shareholders. For example, if you are a current shareholder of the Wasatch Micro Cap Fund, you may purchase additional shares of the Micro Cap Fund.

o Shareholders of the Small Cap Growth, Core Growth and Micro Cap Funds may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions on any shares owned. Shareholders may also add to their accounts through the AIP and may increase the AIP amount.

o Shareholders of the Small Cap Growth, Core Growth and Micro Cap Funds may open new accounts that have the same Social Security Number or registered shareholder as their existing accounts.

o Custodians named for minors (children under 18) on existing Small Cap Growth, Core Growth or Micro Cap Fund accounts may open new accounts.

o Financial advisors whose clients have existing accounts in the Small Cap Growth, Core Growth and Micro Cap Funds may purchase shares for those clients but may not open accounts in these Funds for new clients. Effective November 13, 2002, the Small Cap Value Fund will reopen to new investors including new clients of financial advisors.

o At the discretion of the Advisor, the Small Cap Growth, Core Growth and Micro Cap Funds may be available through firms that provide administrative services to their customers who are shareholders of these Funds.

o Directors of the Funds and employees and directors of Wasatch Advisors, Inc. may continue to open new accounts in closed Funds.

o Participants in certain 401(k) plans may open new accounts and purchase shares in closed Funds.